Exhibit 99.1

QUANTA SERVICES, INC. AND SUBSIDIARIES

CONSOLIDATED HISTORICAL FINANCIAL INFORMATION

RECAST FOR DISCONTINUED OPERATIONS

Quanta Services, Inc. and Subsidiaries 2012 Consolidated Statements of Operations Recast for Discontinued Operations (In thousands) (Unaudited)

	Three Months Ended March 31, 2012	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Revenues	$1,328,764	$1,386,162	$2,714,926	$1,532,001	$4,246,927
Cost of services (including depreciation)	1,142,700	1,173,258	2,315,958	1,280,001	3,595,959

Gross profit	186,064	212,904	398,968	252,000	650,968
Selling, general and administrative expenses	98,108	105,233	203,341	114,577	317,918
Amortization of intangible assets	9,165	9,326	18,491	10,290	28,781

Operating income	78,791	98,345	177,136	127,133	304,269
Interest expense	(575)	(958)	(1,533)	(963)	(2,496)
Interest income	408	387	795	383	1,178
Equity in earnings of unconsolidated affiliates	—	—	—	1,308	1,308
Other income (expense), net	130	(326)	(196)	(179)	(375)

Income from continuing operations before income taxes	78,754	97,448	176,202	127,682	303,884
Provision for income taxes	28,669	35,271	63,940	39,596	103,536

Net income from continuing operations	50,085	62,177	112,262	88,086	200,348
Income from discontinued operations, net of taxes	(91)	7,620	7,529	12,770	20,299

Net income	49,994	69,797	119,791	100,856	220,647
Less: Net income attributable to noncontrolling interests	4,287	4,259	8,546	4,458	13,004

Net income attributable to common stock	$45,707	$65,538	$111,245	$96,398	$207,643

Amounts attributable to common stock:
Net income from continuing operations	$45,798	$57,918	$103,716	$83,628	$187,344
Net income from discontinued operations	(91)	7,620	7,529	12,770	20,299

Net income attributable to common stock	$45,707	$65,538	$111,245	$96,398	$207,643

Earnings per share attributable to common stock - basic: (a)
Continuing operations	$0.22	$0.27	$0.49	$0.39	$0.88
Discontinued operations	—	0.04	0.03	0.06	0.10

Net income attributable to common stock	$0.22	$0.31	$0.52	$0.45	$0.98

Earnings per share attributable to common stock - diluted: (a)
Continuing operations	$0.22	$0.27	$0.49	$0.39	$0.88
Discontinued operations	—	0.04	0.03	0.06	0.10

Net income attributable to common stock	$0.22	$0.31	$0.52	$0.45	$0.98

Shares used in computing earnings per share:
Weighted average basic shares outstanding	211,481	212,987	212,244	213,150	212,564
Weighted average diluted shares outstanding	211,592	213,087	212,342	213,242	212,650

(a)

The sum of the individual quarterly earnings per share amounts may not equal year-to-date earnings per share as each period’s computation is based on the weighted average number of shares outstanding during the period.

Quanta Services, Inc. and Subsidiaries 2011 Consolidated Statements of Operations Recast for Discontinued Operations (In thousands) (Unaudited)

	Three Months Ended March 31, 2011	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Revenues	$783,305	$904,781	$1,688,086	$1,112,674	$2,800,760	$1,393,004	$4,193,764
Cost of services (including depreciation)	713,730	763,986	1,477,716	940,619	2,418,335	1,213,713	3,632,048

Gross profit	69,575	140,795	210,370	172,055	382,425	179,291	561,716
Selling, general and administrative expenses	83,277	81,881	165,158	83,284	248,442	89,393	337,835
Amortization of intangible assets	6,037	6,643	12,680	8,067	20,747	8,292	29,039

Operating income (loss)	(19,739)	52,271	32,532	80,704	113,236	81,606	194,842
Interest expense	(250)	(246)	(496)	(734)	(1,230)	(573)	(1,803)
Interest income	286	249	535	226	761	305	1,066
Other income (expense), net	(85)	167	82	(546)	(464)	(133)	(597)

Income (loss) from continuing operations before income taxes	(19,788)	52,441	32,653	79,650	112,303	81,205	193,508
Provision (benefit) for income taxes	(7,943)	21,255	13,312	31,788	45,100	17,996	63,096

Net income (loss) from continuing operations	(11,845)	31,186	19,341	47,862	67,203	63,209	130,412
Income (loss) from discontinued operations, net of taxes	(4,460)	3,127	(1,333)	7,738	6,405	7,599	14,004

Net income (loss)	(16,305)	34,313	18,008	55,600	73,608	70,808	144,416
Less: Net income attributable to noncontrolling interests	1,289	2,512	3,801	3,606	7,407	4,494	11,901

Net income (loss) attributable to common stock	$(17,594)	$31,801	$14,207	$51,994	$66,201	$66,314	$132,515

Amounts attributable to common stock:
Net income (loss) from continuing operations	$(13,134)	$28,674	$15,540	$44,256	$59,796	$58,715	$118,511
Net income (loss) from discontinued operations	(4,460)	3,127	(1,333)	7,738	6,405	7,599	14,004

Net income (loss) attributable to common stock	$(17,594)	$31,801	$14,207	$51,994	$66,201	$66,314	$132,515

Earnings (loss) per share attributable to common stock - basic: (a)
Continuing operations	$(0.06)	$0.13	$0.07	$0.21	$0.28	$0.28	$0.56
Discontinued operations	(0.02)	0.02	—	0.04	0.03	0.04	0.06

Net income (loss) attributable to common stock	$(0.08)	$0.15	$0.07	$0.25	$0.31	$0.32	$0.62

Earnings (loss) per share attributable to common stock - diluted: (a)
Continuing operations	$(0.06)	$0.13	$0.07	$0.21	$0.28	$0.28	$0.56
Discontinued operations	(0.02)	0.02	—	0.04	0.03	0.04	0.06

Net income (loss) attributable to common stock	$(0.08)	$0.15	$0.07	$0.25	$0.31	$0.32	$0.62

Shares used in computing earnings (loss) per share:
Weighted average basic shares outstanding	214,167	214,827	214,670	210,583	213,400	210,085	212,648
Weighted average diluted shares outstanding	214,167	215,023	215,606	210,692	214,055	210,204	213,168

(a)

The sum of the individual quarterly earnings (loss) per share amounts may not equal year-to-date earnings per share as each period’s computation is based on the weighted average number of shares outstanding during the period.

Quanta Services, Inc. and Subsidiaries 2012 and 2011 Segment Data Recast for Discontinued Operations (In thousands) (Unaudited)

	Three Months Ended March 31, 2012	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012
Revenues:
Electric Power	$932,213	$1,006,073	$1,938,286	$1,088,586	$3,026,872
Natural Gas and Pipeline	356,967	337,595	694,562	394,215	1,088,777
Fiber Optic Licensing and Other	39,584	42,494	82,078	49,200	131,278

Consolidated revenues	$1,328,764	$1,386,162	$2,714,926	$1,532,001	$4,246,927

Operating income (loss):
Electric Power	$114,214	$110,735	$224,949	$137,445	$362,394
Natural Gas and Pipeline	(10,535)	15,055	4,520	23,429	27,949
Fiber Optic Licensing and Other	14,540	15,423	29,963	15,114	45,077
Corporate and Non-Allocated Costs	(39,428)	(42,868)	(82,296)	(48,855)	(131,151)

Consolidated operating income	$78,791	$98,345	$177,136	$127,133	$304,269

	Three Months Ended March 31, 2011	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011	Three Months Ended December 31, 2011	Twelve Months Ended December 31, 2011
Revenues:
Electric Power	$563,970	$662,173	$1,226,143	$821,719	$2,047,862	$974,797	$3,022,659
Natural Gas and Pipeline	176,352	205,538	381,890	253,025	634,915	376,333	1,011,248
Fiber Optic Licensing and Other	42,983	37,070	80,053	37,930	117,983	41,874	159,857

Consolidated revenues	$783,305	$904,781	$1,688,086	$1,112,674	$2,800,760	$1,393,004	$4,193,764

Operating income (loss):
Electric Power	$32,340	$71,144	$103,484	$103,087	$206,571	$131,155	$337,726
Natural Gas and Pipeline	(36,653)	(1,859)	(38,512)	(3,886)	(42,398)	(35,909)	(78,307)
Fiber Optic Licensing and Other	10,916	14,278	25,194	12,662	37,856	15,620	53,476
Corporate and Non-Allocated Costs	(26,342)	(31,292)	(57,634)	(31,159)	(88,793)	(29,260)	(118,053)

Consolidated operating income (loss)	$(19,739)	$52,271	$32,532	$80,704	$113,236	$81,606	$194,842

Quanta Services, Inc. and Subsidiaries 2012 and 2011 Backlog Recast for Discontinued Operations (In millions) (Unaudited)

Backlog represents the amount of revenue that Quanta expects to realize from work to be performed in the future on uncompleted contracts, including new contractual arrangements on which work has not yet begun. Backlog estimates include amounts under long-term maintenance contracts or master service agreements (MSAs), in addition to construction contracts. Quanta estimates the amount of work to be disclosed as backlog as the estimate of future work to be performed by using recurring historical trends inherent in the current MSAs, factoring in seasonal demand and projecting customer needs based upon ongoing communications with the customer. Generally, Quanta’s customers are not contractually committed to specific volumes of services under Quanta’s MSAs, and many of the company’s contracts may be terminated with notice. There can be no assurance as to Quanta’s customers’ requirements or that Quanta’s estimates are accurate. In addition, many of Quanta’s MSAs, as well as contracts for fiber optic licensing, are subject to renewal options. For purposes of calculating backlog, Quanta has included future renewal options only to the extent that the renewals can reasonably be expected to occur.

The following table presents Quanta’s total backlog by reportable segment as of the end of the first three quarters of 2012 and as of the end of the four quarters of 2011 along with an estimate of the backlog amounts expected to be realized within 12 months of each date (in millions):

	Backlog as of
	March 31,		June 30,		September 30,
	2012		2012		2012
	12 Month	Total	12 Month	Total	12 Month	Total
Electric Power	$2,728.5	$4,957.0	$2,805.1	$4,947.3	$2,856.6	$4,803.3
Natural Gas and Pipeline	862.3	1,412.7	828.6	1,393.1	863.3	1,513.6
Fiber Optic Licensing and Other	140.4	491.3	130.4	467.0	127.5	469.2

Backlog from continuing operations	$3,731.2	$6,861.0	$3,764.1	$6,807.4	$3,847.4	$6,786.1

	Backlog as of
	March 31,		June 30,		September 30,		December 31,
	2011		2011		2011		2011
	12 Month	Total	12 Month	Total	12 Month	Total	12 Month	Total
Electric Power	$1,881.2	$4,342.4	$2,200.3	$4,752.9	$2,318.1	$4,853.2	$2,352.1	$4,946.5
Natural Gas and Pipeline	663.0	1,251.4	514.7	1,153.2	682.0	1,359.6	764.1	1,343.2
Fiber Optic Licensing and Other	111.2	444.4	112.4	435.2	115.6	439.2	148.9	464.0

Backlog from continuing operations	$2,655.4	$6,038.2	$2,827.4	$6,341.3	$3,115.7	$6,652.0	$3,265.1	$6,753.7